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ADDENDUM

FOR

ASYNCHRONOUS TRANSFER MODE (ATM) SERVICE

        This Addendum for Asynchronous Transfer Mode (ATM) Service (the "Addendum") is made as of the 8th day of May, 2000, to that certain Digital Services Agreement made by and between WorldCom Network Services, Inc. ("MCI WorldCom") and Ciera Network Systems, Inc. ("Customer"), dated as of May 8th, 2000 (the "DSA"), more specifically described as DSA # CNS - 000508. The DSA and this Addendum shall collectively be referred to as the "Agreement". All of the terms and conditions contained in the DSA (including without limitation, payment of charges, suspension of service, force majeure, service warranty, limitation of liability and indemnity) will apply to ATM Service (as defined herein) to be provided by MCI WorldCom to Customer and where applicable, references to Service in the DSA will be deemed to include ATM Service. In the event of any conflict between the terms of the DSA and the terms of this Addendum, the terms of this Addendum shall control. As of the first date written above, (i) all existing agreements for ATM Service between Customer (including Customer's parent company, Company's subsidiaries and other entities under common control with Customer) and MCI WorldCom (including MCI WorldCom's parent company, MCI WorldCom's subsidiaries and other entities under common control with MCI WorldCom) will be terminated and of no further force or effect except for charges or credits due for ATM Services provided prior to such date, and (ii) all ATM Service being provided to the Customer Group by member(s) of the MCI WorldCom Group will be provisioned and maintained under the terms of this Addendum.

        1.    Service To Be Provided.

  (A)    "ATM Service" is a public data networking service which can support multiple service and application classes, such as, voice, data, imaging and video. ATM protocol uses fixed length packets (cells) to transport user data across the MCI WorldCom network. Connectivity to the MCI WorldCom network includes three (3) components: (1) local access, (2) port connection, and (3) permanent virtual connections (PVCs). The ATM port connection provides a gateway into the ATM Service and allocates available capacity on MCI WorldCom's network to the virtual connections it supports. ATM Service supports ports at the DS-1 level (1.536 Mbps) and the DS-3 level (44.736 Mbps). ATM Service support at the OC-3 level (155.52 Mbps) will be determined on an individual case basis. The PVC bandwidth for the different levels of ATM Service is based on the following parameters:

    •
    Variable Bit Rate (VBR)—Sustained Cell Rate (SCR)

    •
    Constant Bit Rate (CBR)—Peak Cell Rate (PCR)

    •
    Available Bit Rate—Minimum Cell Rate (MCR)

  The greatest value at which a single PVC may be set depends on the port speed and local access options available. No single PVC bandwidth may exceed the originating (ingress) or terminating (egress) port speed. Maximum PVC bandwidth for the various port speed connections is as follows:

Port Speed	Maximum PVC Bandwidth
DS-1	1.536 Mbps
DS-3	25.6 Mbps
OC-3	25.6 Mbps

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  For all port speed connections, the total PVC bandwidth cannot exceed 200% of the port speed. MCI WorldCom offers the following PVC speeds for the port speed connections listed:

Port Speed	PVC Speeds
DS-1 Level	16 Kbps, 32Kbps, 48Kbps, 64Kbps plus all 64Kbps increments up to 1.536Mbps
DS-3 Level	16 Kbps, 32Kbps, 48Kbps, 64Kbps plus all 64Kbps increments up to 25.6Mbps
OC-3 Level	Determined on an individual case basis

  (B) MCI WorldCom will install and operate ATM Service over transmission facilities provided by MCI WorldCom or third parties. Termination points in the cities within the 48 contiguous United States ("Domestic Network Nodes") will each be comprised of a port connection and the associated PVCs which provide the logical connectivity between the port connections. Customer acknowledges that MCI WorldCom may from time to time modify Schedule 1 which will be deemed to incorporate such modifications. MCI WorldCom agrees to provide ATM Service subject to availability as determined solely by MCI WorldCom and subject to the following conditions based on the level of local access described.

    (i) ATM Service with DS-1 local access will be provided from MCI WorldCom's POPs located in those Tier A and Tier C Cities listed on Schedule 2 attached hereto and incorporated herein by reference. Customer acknowledges that MCI WorldCom may from time to time modify Schedule 2 which will be deemed to incorporate such modifications. With respect to such Service, "backhaul" from MCI WorldCom's POP in a Tier A or Tier C City to the appropriate Domestic Network Node will be determined by MCI WorldCom in its sole discretion and will be provided at no cost to Customer.

    (ii) ATM Service with DS-3 local access will be provided from MCI WorldCom's POPs located in Tier A and Tier C Cities. With respect to such Service from a Tier C City, Customer shall, at Customer's sole cost, provide a private line circuit ("IXC Connecting Leg") between MCI WorldCom's POP in such Tier C City and MCI WorldCom's POP in the nearest Tier A City. Further, "backhaul" from MCI WorldCom's POP in a Tier A City to the appropriate Domestic Network Node will be determined by MCI WorldCom in its sole discretion and will be provided at no cost to Customer.

    (iii) ATM Service with OC-3 local access will be provided if available as determined solely by MCI WorldCom. With respect to such Service, Customer shall, at Customer's sole cost, provide local access service and an IXC Connecting Leg between Customer's location and the nearest Domestic Network Node.

  (C) Upon Customer's request, MCI WorldCom will provide provisioning and the initial testing of an interconnection between ATM Service provided by MCI WorldCom or a third party, and Customer's end-user designated termination point and/or service ("Local Access Service"). Recurring and non-recurring charges for Local Access Service, including MCI WorldCom's local access coordination fee, shall be established upon MCI WorldCom's acceptance of each Service Order. MCI WorldCom shall be responsible for the ordering, installing, provisioning, testing and maintenance of all Local Access Services; provided, however, Customer may notify MCI WorldCom that it will be responsible for such Local Access Services. Any third party charges, including but not limited to charges from local access providers, incurred by or charged to MCI WorldCom in connection with the provision of ATM Service shall be paid by Customer.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  (D) "Ancillary Services" are those one-time Service Order administrative and non-administrative requests or changes ordered by Customer, including but not limited to, expediting and cancellation prior to the end of the Service Order Term (as defined below). Recurring and non-recurring charges for Ancillary Services shall be established by MCI WorldCom upon MCI WorldCom's acceptance of each Service Order.

        2.    Term.    This Addendum shall be effective between the parties as of the date first written above and shall continue month-to-month (the "ATM Term").

        3.    Commitment.    Commencing                        and continuing through the end of the ATM Term (the "ATM Commitment Period"), Customer agrees to obtain, on a take-or-pay basis, ATM Monthly Port Charges (as described in Subsection 4(i) below) PLUS ATM Monthly PVC Charges (as described in Subsection 4(ii) below) PLUS Customer's Monthly Port Charges and Customer's Monthly CIR Charges, if any, from MCI WorldCom pursuant to an Addendum for Frame Relay Service PLUS Customer's Integrated Internet Access Monthly Recurring Charges, if any, from MCI WorldCom pursuant to an Addendum for Integrated Internet Access Service (collectively, "Customer's Applicable ATM Charges") of at least * ("Customer's ATM Commitment"). In the event Customer does not maintain Customer's ATM Commitment in any month during the ATM Commitment Period, then for such month(s) Customer will pay MCI WorldCom the difference between Customer's ATM Commitment and Customer's Applicable ATM Charges (the "ATM Deficiency Charge"). The ATM Deficiency Charge, if applicable, will be due at the same time payment is due for Service provided to Customer or immediately upon expiration of the ATM Term. MCI WorldCom agrees to include Customer's ATM Monthly Port Charges and Customer's ATM Monthly PVC Charges in determining if Customer has met any private line take-or-pay commitment(s) Customer has with MCI WorldCom.

        4.    MCI WorldCom's Charges for ATM Service.    In addition to the cost of any IXC Connecting Legs as described in Subsection 1(B) above, Customer agrees to pay the following charges for ATM Services provided by MCI WorldCom hereunder. All payments shall be made in US Dollars.

  (i)
  Monthly recurring charges based on the port speed at each Network Node ("ATM Monthly Port Charges") as shown in the schedule below.

Port Speed	Monthly Port Charges
DS-1 Level	*
DS-3 Level	*
OC-3 Level	*
  (ii)
  Monthly recurring charges based on the total PVC bandwidth (i.e., "percent of subscription") of all PVCs going out from a Network Node to a Network Node (the "ATM Monthly PVC Charges") as shown below. If PCR is set greater than 200% over SCR or MCR, Customer will be charged an additional * per 64Kbps.

Total CIR	VBR*	ABR*	CBR
16Kbps	*	*	*
32Kbps	*	*	*
48Kbps	*	*	*
64Kbps	*	*	*
*
Per each 64Kbps above initial 64Kbps

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  (iii)
  Non-recurring port connection charges of * per PVC plus the following charge based on the port speed with respect to ports in the 48 contiguous United States as shown below (the "ATM Installation Charge"). Customer will be subject to a * charge for each PVC change.

Port	Installation Charge
DS-1 Level	*
DS-3 Level	*
OC-3 Level	*
  (iv)
  Non-recurring and monthly recurring local access and interconnection charges to be determined on an individual case basis.

  (v)
  Ancillary Services charges, if applicable, as shown below:

Description	Charge
Expedite Charge (per Port)	*
Cancellation Charge-Pre-Engineering (per Port)	*
Cancellation Charge-Post-Engineering (per Port)	*
Date Change (per Port)	*
Administrative Order Change (per port)	*
Non-Administrative Order Change-Pre-Engineering (per Port)	*
Non-Administrative Order Change-Post-Engineering (per Port)	*
    (vi)
    Subject to Subsection (vii) below, Customer's ATM Monthly Port Charges and Customer's ATM Monthly PVC Charges (as described in Subsections 4(i) and 4(ii) above) will be subject to the following discounts based on *. Commencing with the month following the month in which * equals the next level, *

        *

        *

    (vii)
    In the event Customer's ATM Term is at least twelve (12) months, Customer's ATM Monthly Port Charges and Customer's ATM Monthly PVC Charges (as described in Subsection 4(i) and 4(ii) above) will be subject to the following discounts based on *. Customer's discount determined under this Subsection (vii) (1) will commence as of the Effective Date of this Addendum, (2) will continue through the end of the ATM Term, and (3) will not be subject to increase throughout the ATM Term.

        *

        *

        5.    Other Terms and Conditions.    Except to the extent specifically modified by this Addendum, all terms and conditions contained in the DSA and any other Addenda applicable thereto shall remain in full force and effect and shall not be altered, modified, amended or changed.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        IN WITNESS WHEREOF the parties have executed this Addendum for ATM Service as of the date first written above.

CIERA NETWORK SYSTEMS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
By:	/s/ R.W. Livingston (Signature)	By:	/s/ James J. Foran (Signature)
R.W. Livingston (Print Name)		James J. Foran (Print Name)
CEO 5/8/2000 (Title)		Regional Sales Director (Title)

Schedules:

        Schedule 1 Tier A and Tier C Cities

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        * 12 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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MCI WORLDCOM NETWORK SERVICES, INC.

TELECOMMUNICATIONS SERVICES AGREEMENT
(Switched Services)

        This Telecommunications Services Agreement (the "TSA") is entered into as of the 8th day of May, 2000, by and between MCI WORLDCOM Network Services, Inc. (successor in interest to WorldCom Network Services, Inc.), a Delaware corporation, with its principal office at 6929 North Lakewood Avenue, Tulsa, Oklahoma 74117 ("MCI WorldCom") and Ciera Network Systems, Inc., a Texas corporation, with its principal office at 2630 Fountainview, Houston Texas 77057 ("Customer").

        In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.    Switched Services; Other Documents; Start of Service.

        (A)    Services    MCI WorldCom agrees to provide and Customer agrees to accept and pay for switched telecommunications services and other associated services (collectively the "Switched Services") as further described in the "Attachments" attached hereto and incorporated herein by reference, which describe the particular services, rates, specific terms and other information necessary or appropriate for MCI WorldCom to provide the Switched Services to Customer. The Switched Services provided by MCI WorldCom are subject to (i) the terms and conditions contained in this TSA and the Program Enrollment Terms (the "PET") which is attached hereto and incorporated herein by reference, (ii) the rates and discounts and other applicable terms set forth in Attachment(s) attached hereto from time to time and incorporated herein by reference, and (iii) each Service Request (described below) which is accepted hereunder. The PET, as subscribed to by the parties, shall set forth the Effective Date, the Service Term, Customer's minimum monthly commitment, if any, and other information necessary to provide the Switched Services under this TSA. In the event of a conflict between the terms of this TSA, the PET, the Attachments and the Service Request(s), the following order of precedence will prevail: (1) the PET, (2) the Attachments, (3) this TSA, and (4) Service Request(s). This TSA, the PET, and the applicable Attachments are sometimes collectively referred to as the "Agreement".

        (B)    Service Requests    Customer's requests to initiate or cancel Switched Services shall be described in an appropriate MCI WorldCom Service Request ("Service Request"). A Service Request may consist of machine readable tapes, facsimiles or other means approved by MCI WorldCom. Further, Service Requests shall specify all reasonable information, as determined by MCI WorldCom, necessary or appropriate for MCI WorldCom to provide the Switched Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Switched Service(s), the "Requested Service Date", and charges, if any, relevant to the Switched Services described in the Service Request.

        (C)    Start of Service    MCI WorldCom's obligation to provide and Customer's obligation to accept and pay for non-usage sensitive charges for Switched Services shall be binding to the extent provided for in this Agreement upon the submission of an acceptable Service Request to MCI WorldCom by Customer. Customer's obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Switched Service as of the date the Switched Service in question is made available to and used by Customer ("Start of Service"), but in no event later than the "Requested Service Date" if such Switched Service is available for Customer's use as of such Requested Service Date. Start of Service for particular Services shall be further described in the Attachment(s) relevant to the Switched Services in question.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        2.    Cancellation.

        (A)    Cancellation Charge    At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to MCI WorldCom not less than thirty (30) days prior to the effective date of cancellation. In such case (or in the event MCI WorldCom terminates this Agreement as provided in Section 7), Customer shall pay to MCI WorldCom all charges for Services provided through the effective date of such cancellation plus a cancellation charge (the "Cancellation Charge") equal to * of Customer's commitment(s), if any, (as described in the PET) that would have become due for the unexpired portion of the Service Term.

        (B)    Liquidated Damages    It is agreed that MCI WorldCom's damages in the event Customer cancels this Agreement shall be difficult or impossible to ascertain. The provision for a Cancellation Charge in Subsection 2(A) above is intended, therefore, to establish liquidated damages in the event of a cancellation and is not intended as a penalty.

        (C)    Cancellation Without Charge    Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement, as provided below, without incurring any cancellation charge (other than payment for Services provided by MCI WorldCom up through the effective date of cancellation) if (i) MCI WorldCom fails to provide a network as warranted in Section 8 below; (ii) MCI WorldCom fails to deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or (iii) MCI WorldCom fails to submit ANI(s) relevant to Customer's Service Requests to the applicable local exchange companies ("LECs") within the time period described in applicable Attachment(s). Provided, however, Customer must give MCI WorldCom written notice of any such default and an opportunity to cure such default within five (5) days of the notice. In the event MCI WorldCom fails to cure any such default within the five-day period on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.

        3.    Customer's End Users.

        (A)    End Users    Customer will obtain, and upon MCI WorldCom's request provide MCI WorldCom (within two (2) business days of the date of the request), a written Letter of Agency ("LOA") acceptable to MCI WorldCom (or with any other means if approved by the Federal Communications Commission ("FCC"), the applicable public utility commission ("PUC") and the applicable LEC), for each ANI indicating the consent of such end user of Customer ("End User") to be served by Customer and transferred (by way of change of such End User's designated presubscribed interexchange carrier (PIC)) to the MCI WorldCom network prior to submitting a Service Request to MCI WorldCom. Each LOA will provide, among other things, that the End User has consented to the transfer being performed by Customer or Customer's designee. When applicable, Customer will be responsible for notifying its End Users, in writing (or by any other means if approved by the FCC, the applicable PUC and the applicable LEC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their PIC, (ii) the entity name under which their interstate, intrastate, local and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their telecommunications services and/or billing. Customer agrees to send MCI WorldCom a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of MCI WorldCom. MCI WorldCom may change the foregoing requirements for Customer's confirming orders and/or notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the MCI WorldCom network conforms with applicable FCC and state regulations, including without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R., Part 64, Subpart K, §64.1100 or any successor regulation(s).

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        (B)    Transfer Charges/Disputed Transfers    Customer agrees that it is responsible for (i) all charges incurred by MCI WorldCom to change the PIC of End Users to the MCI WorldCom network, (ii) all charges incurred by MCI WorldCom to change End Users back to their previous PIC arising from disputed transfers to the MCI WorldCom network plus, at MCI WorldCom's option, an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages or costs suffered by or awards against MCI WorldCom resulting from disputed transfers.

        (C)    Excluded ANIs    Customer agrees to provide all ANIs to be carried on the MCI WorldCom network prior to the provisioning of such ANIs with the LECs. MCI WorldCom has the right to reject any ANI supplied by Customer for any of the following reasons: (i) MCI WorldCom is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in material default of this Agreement, (v) Customer fails to cooperate with MCI WorldCom in implementing reasonable verification processes determined by MCI WorldCom to be necessary or appropriate in the conduct of business, (vi) such ANI is rejected by a LEC (e.g., "PIC freezes"), or (vii) any other circumstance reasonably determined by MCI WorldCom which could adversely affect MCI WorldCom's performance under this Agreement or MCI WorldCom's general ability to transfer its other customers or other end users to the MCI WorldCom network, including without limitation, MCI WorldCom's ability to electronically effect PIC changes with the LECs. In the event MCI WorldCom rejects an ANI, MCI WorldCom will notify Customer of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI previously requested by Customer for Switched Services may be deactivated by MCI WorldCom if no Switched Services billings relevant thereto are generated in any three (3) consecutive calendar month/billing periods. MCI WorldCom will be under no obligation to accept ANIs submitted by Customer within the last full calendar month period preceding the scheduled expiration of the Service Term.

        (D)    Records    Customer will maintain documents and records ("Records") supporting Customer's re-sale of Switched Services, including, but not limited to, appropriate and valid documentation of each subscribing End User's authorization to Customer to act as End User's PIC for a period of not less than twelve (12) months or such longer period as may be required by applicable law, rule or regulation. Customer shall indemnify MCI WorldCom for any and all costs, charges or expenses incurred by MCI WorldCom arising from disputed PIC selections involving Switched Services to be provided to Customer.

        (E)    Customer Service    Customer will be solely responsible for billing its End Users and providing such End Users with customer service. Customer agrees to notify MCI WorldCom as soon as reasonably possible in the event an End User notifies Customer of problems associated with the Switched Services, including without limitation, excess noise, echo, or loss of service.

        4.    Customer's Responsibilities

        (A)    Expedite Charges    In the event Customer requests expedited services and/or changes to Service Requests and MCI WorldCom agrees to such request, MCI WorldCom will pass through the charges assessed by any supplying parties (e.g., local access providers) for such expedited charges and/or changes to Service Requests involved at the same rate to Customer. MCI WorldCom may further condition its performance of such request upon Customer's payment of such additional charges to MCI WorldCom.

        (B)    Fraudulent Calls    Customer shall indemnify and hold MCI WorldCom harmless from any and all costs, expenses, damages, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Switched Services to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of such Switched Services

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

through Customer or an end user of the Switched Services through Customer's distribution channels. Customer shall not be excused from paying MCI WorldCom for Switched Services provided to Customer or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Switched Services. In the event MCI WorldCom discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit MCI WorldCom from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Switched Services to particular ANIs or terminating Switched Services to or from specific locations. Provided, however, nothing contained herein will impose any obligation on MCI WorldCom to take any action with respect to fraudulent calls.

        5.    Charges and Payment Terms.

        (A)    Payment    MCI WorldCom Billings for Switched Services hereunder are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(C) below, Switched Services shall be billed at the rates set forth in the applicable Attachment(s). Discounts, if any, applicable to the rates for certain Services are set forth in the applicable Attachment(s). Customer will pay all undisputed charges relative to each MCI WorldCom invoice for Switched Services within thirty (30) days of the invoice date set forth on each MCI WorldCom invoice to Customer ("Due Date"). If payment is not received by MCI WorldCom on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of * of the unpaid balance of the charges for Switched Services rendered per month or partial month that such payment is late, or the maximum lawful rate under applicable state law.

        (B)    Taxes    Customer acknowledges and understands that MCI WorldCom computes all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against MCI WorldCom or Customer because of the Switched Services furnished to Customer ("Additional Charges"). Customer shall pay such Additional Charges in addition to all other charges provided for herein. Customer will not be liable for certain Additional Charges if Customer provides MCI WorldCom with an appropriate exemption certificate.

        (C)    Modification of Charges    MCI WorldCom reserves the right to eliminate particular Switched Services and/or modify charges for particular Switched Services (which charge modifications shall not exceed then-current generally available MCI WorldCom charges for comparable services), upon not less than sixty (60) days prior notice to Customer, which notice will state the effective date for the charge modification. In the event MCI WorldCom notifies Customer of the elimination of a particular Switched Service and/or an increase in the charges, Customer may terminate this Agreement without incurring a cancellation charge (other than payment for Services provided by MCI WorldCom up through the effective date of cancellation) only with respect to the Switched Service(s) affected by the increase in charges. In order to cancel such Switched Service(s), Customer must notify MCI WorldCom, in writing, at least thirty (30) days prior to the effective date of the increase in charges. In the event Customer cancels its subscription to a particular Switched Service as described in this Subsection 5(C), MCI WorldCom and Customer agree to negotiate in good faith concerning Customer's minimum monthly commitment, if any, described in the PET.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        (D)    Billing Disputes    Notwithstanding the foregoing, amounts reasonably disputed by Customer (along with late fees attributable to such amounts) shall apply but shall not be due and payable for a period of sixty (60) days following the Due Date therefor, provided Customer: (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement and supporting documentation of any billing discrepancies to MCI WorldCom in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with MCI WorldCom for the purpose of resolving such dispute within said sixty (60) day period. In the event such dispute is mutually agreed upon and resolved in favor of MCI WorldCom, Customer agrees to pay MCI WorldCom the disputed amounts together with any applicable late fees within ten (10) days of the resolution (the "Alternate Due Date"). In the event such dispute is mutually agreed upon and resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event MCI WorldCom has responded to Customer's dispute in writing and the parties fail to mutually resolve or settle the dispute within such sixty (60) day period (unless MCI WorldCom has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. MCI WorldCom shall not be obligated to consider any Customer notice of billing discrepancies which are received by MCI WorldCom more than sixty (60) days following the Due Date of the invoice in question.

        6.    Credit: Creditworthiness:

        (A)    Credit    Customer's execution of this Agreement signifies Customer's acceptance of MCI WorldCom's initial and continuing credit approval procedures and policies. MCI WorldCom reserves the right to withhold initiation or full implementation of any or all Switched Services under this Agreement pending MCI WorldCom's initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by MCI WorldCom, including, but not limited to, security for payments due hereunder in the form of a cash deposit or other means. MCI WorldCom reserves the right to modify its requirements, if any, with respect to any security or other assurance provided by Customer for payments due hereunder in light of Customer's actual usage when compared to projected usage levels upon which any security or assurance requirement was based.

        (B)    Creditworthiness    If at any time there is a material adverse change in Customer's creditworthiness, then in addition to any other remedies available to MCI WorldCom, MCI WorldCom may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Switched Services described in a previously executed Service Request to be withheld; (ii) cease providing Switched Services pursuant to a Suspension Notice in accordance with Section 7(A); (iii) decline to accept a Service Request or other requests from Customer to provide Switched Services which MCI WorldCom may otherwise be obligated to accept; and/or (iv) condition its provision of Switched Services or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (i) Customer's material default of its obligations to MCI WorldCom under this or any other agreement with MCI WorldCom; (ii) failure of Customer to make full payment of all undisputed charges due hereunder on or before the Due Date (or disputed charges on or before the Alternate Due Date) on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date (or the Alternate Due Date, if applicable) in any two (2) consecutive months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to MCI WorldCom or any entity affiliated with MCI WorldCom or which is a materially greater credit risk than Customer; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        7.    Remedies for Breach.

        (A)    Suspension of Service    In the event all undisputed charges due pursuant to MCI WorldCom's invoice are not paid in full by the Due Date or disputed charges owed by Customer, if any, are not paid in full by the Alternate Due Date, MCI WorldCom shall have the right, after giving Customer at least five (5) days prior notice and opportunity to pay such charges within such 5-day period, to suspend all or any portion of the Switched Services to Customer ("Suspension Notice") until such time (designated by MCI WorldCom in its Suspension Notice) as Customer has paid in full all undisputed charges then due to MCI WorldCom, including any late fees. Following such payment, MCI WorldCom shall reinstitute Switched Services to Customer only when Customer provides MCI WorldCom with satisfactory assurance of Customer's ability to pay for such Switched Services (i.e., a deposit, letter of credit or other means acceptable to MCI WorldCom) and Customer's advance payment of the cost of reinstituting such Switched Services. If Customer fails to make the required payment by the date set forth in the Suspension Notice, Customer will be deemed to have canceled this Agreement as of the date set forth in the Suspension Notice which cancellation shall not relieve Customer for payment of the Cancellation Charge as described in Section 2.

        (B)    Disconnection of Service    In the event Customer is in material breach of this Agreement, including without limitation, failure to pay all undisputed charges due hereunder by the date stated in the Suspension Notice described in Subsection 7(A) above, MCI WorldCom shall have the right, after giving Customer at least five (5) days prior written notice and opportunity to cure (which notice may be given instead of or in conjunction with the Suspension Notice described in Subsection 7(A) above), and in addition to foreclosing any security interest MCI WorldCom may have, to (i) disconnect all or any portion the Switched Services being provided hereunder and/or terminate this agreement; (ii) withhold billing information from Customer; and/or (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the MCI WorldCom network) directly and bill such End Users directly until such time as MCI WorldCom has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and MCI WorldCom, after giving Customer five (5) days prior written notice, terminates this Agreement as provided in this Section 7, such termination shall not relieve Customer for payment of the Cancellation Charge as described in Section 2 above.

        8.    Warranty.    MCI WorldCom will use reasonable efforts under the circumstances to maintain its overall network quality. The quality of Switched Services provided hereunder shall be consistent with telecommunications common carrier industry standards, government regulations and sound business practices. MCI WORLDCOM MAKES NO OTHER WARRANTIES ABOUT THE SWITCHED SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

        9.    Liability; General Indemnity; Reimbursement.

        (A)    Limited Liability    IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OR PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

        (B)    General Indemnity    In the event parties other than Customer (e.g., Customer's End Users) shall have use of the Switched Services through Customer, then Customer agrees to forever indemnify and hold MCI WorldCom, its affiliated companies and any third-party provider or operator of facilities employed in provision of the Switched Services harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which those parties may assert arising out of or

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relating to any defect in the Switched Services or MCI WorldCom's provision or nonprovision of Switched Services under this Agreement.

        (C)    Reimbursement    Customer agrees to reimburse MCI WorldCom for all reasonable costs and expenses incurred by MCI WorldCom due to MCI WorldCom's direct participation (either as a party or witness) in any administrative, regulatory or criminal proceeding concerning Customer if MCI WorldCom's involvement in said proceeding is based solely on MCI WorldCom's provision of Switched Services to Customer.

        10.    Force Majeure.    If MCI WorldCom's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then MCI WorldCom shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. MCI WorldCom shall use reasonable efforts under the circumstances to avoid or remove such causes of nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

        11.    State Certification.    Customer warrants that in all jurisdictions in which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority and, if requested by MCI WorldCom, agrees to provide proof of such certification acceptable to MCI WorldCom. In the event Customer is prohibited, either on a temporary or permanent basis, from continuing to conduct its telecommunications operations in a given jurisdiction, Customer shall (i) immediately notify MCI WorldCom by facsimile, (ii) send written notice to MCI WorldCom within twenty-four (24) hours of such prohibition, and (iii) take immediate steps to suspend or discontinue its use of Switched Services in such jurisdiction.

        12.    Interstate/Intrastate Service.    Except with respect to Switched Services specifically designated as intrastate Services or international Services, the rates provided to Customer in the applicable Attachments are applicable only to Switched Services if such Switched Services are used for carrying interstate telecommunications (i.e., Switched Services subject to FCC jurisdiction). MCI WorldCom shall not be obligated to provide Switched Services with end points within a single state or Switched Services which originate/terminate at points both of which are situated within a single state. In those states where MCI WorldCom is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), MCI WorldCom will, at its option, provide intrastate Switched Services pursuant to applicable state laws, regulations and applicable tariff, if any, filed by MCI WorldCom with state regulatory authorities as required by applicable law.

        13.    Authorized Use of MCI WorldCom Name; Press Releases.    Without MCI WorldCom's prior written consent, Customer shall not (i) refer to itself as an authorized representative of MCI WorldCom whenever it refers to the Switched Services in promotional, advertising or other materials, or (ii) use MCI WorldCom's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, Customer shall provide to MCI WorldCom for its prior review and written approval, all promotions, advertising or other materials or activity using or displaying MCI WorldCom's name or the Services to be provided by MCI WorldCom. In the event MCI WorldCom fails to provide its approval such promotion, advertising or other materials shall be deemed not approved. Customer agrees to change or correct, at Customer's expense, any such material or activity which MCI WorldCom, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable for any reason. Customer is explicitly authorized to only use the following

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statements in its sales literature or if in response to an inquiry by Customer's End User: (i) "Customer utilizes the MCI WorldCom network", (ii) "Customer utilizes MCI WorldCom's facilities", (iii) "MCI WorldCom provides only the network facilities", and (iv) "MCI WorldCom is our network services provider". Except as specifically provided in this Section 13, the parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Services provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

        14.    Notices.    Notices under this Agreement shall be in writing and delivered to the person identified below at the offices of the parties as they appear below or as otherwise provided for by proper notice hereunder. Customer shall notify MCI WorldCom in writing if Customer's billing address is different than the address shown below. The effective date for any notice under this Agreement shall be the date of actual receipt of such notice by the appropriate party, notwithstanding the date of mailing or transmittal via hand delivery or facsimile.

If to MCI WorldCom:	MCI WORLDCOM Network Services, Inc. 6929 North Lakewood Avenue Tulsa, Oklahoma 74117 Attn: Wholesale Services
If to Customer:	Ciera Network Systems, Inc. 2630 Fountainview Houston, Texas 77057 Attn: Bob Livingston Telephone No.: 713-914-3850 Fax No.: 713-914-3851

        15.    No-Waiver.    No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

        16.    Partial Invalidity; Government Action.

        (A)    Partial Invalidity    If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, rule or regulation, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions of this Agreement. In such event, Customer and MCI WorldCom will negotiate in good faith with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

        (B)    Government Action    Upon thirty (30) days prior notice, either party shall have the right, without liability to the other, to cancel an affected portion of the Switched Service if any material rate or term contained in this Agreement and relevant to the affected Switched Service is substantially changed (to the detriment of the terminating party) or found to be unlawful or the relationship between the parties hereunder is found to be unlawful by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or other local, state or federal government authority of competent jurisdiction. Provided, the 30-day notice required hereunder may be shortened as necessary if such order goes into effect prior to thirty (30) days.

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        17.    Exclusive Remedies.    Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

        18.    Use of Service    Upon MCI WorldCom's acceptance of a Service Request hereunder, MCI WorldCom will provide the Switched Services specified therein to Customer upon condition that such Switched Services shall not be used for any unlawful purpose. The provision of Switched Services is not intended to and will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and MCI WorldCom and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C. §211(a)) as implemented in 47 C.F.R. §43.51.

        19.    Choice of Law; Forum.

        (A)    Law    This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles.

        (B)    Forum    Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and MCI WorldCom hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and MCI WorldCom hereby agree to service by U.S. Mail at the notice addresses referenced in Section 14. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

        20.    Proprietary Information

        (A)    Confidential Information    The parties understand and agree that the terms and conditions of this Agreement (but not the existence thereof), all documents referenced herein (including invoices to Customer for Switched Services provided hereunder), communications between the parties regarding this Agreement or the Switched Services to be provided hereunder (including price quotes to Customer for any services proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between Customer and MCI WorldCom.

        (B)    Limited Disclosure    A party shall not disclose Confidential Information (unless subject to discovery or disclosure pursuant to legal process), to any other party other than the directors, officers, and employees of a party or a party's agents including their respective attorneys, consultants, brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

        (C)    Survival of Confidentiality    The provisions of this Section 20 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination or expiration of all Services hereunder.

        21.    Successors and Assignment.    This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of

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MCI WorldCom, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

        22.    General.

        (A)    Survival of Terms    The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

        (B)    Headings    Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

        (C)    Industry Terms    Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

        (D)    Rule of Construction    No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement.

        23.    Entire Agreement.    This Agreement consists of (i) all the terms and conditions contained herein, and (ii) all documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understandings between the parties and supersedes all prior and contemporaneous proposals and agreements (oral or written) between the parties relating to the Switched Services provided hereunder. No subsequent agreement between the parties concerning the Switched Services (including further Attachments) shall be effective or binding unless it is made in writing and signed by Customer and MCI WorldCom.

        IN WITNESS WHEREOF, the parties have executed this Telecommunications Services Agreement (Switched Services) as of the dates set forth below which Agreement will be effective as described in the PET attached hereto.

CIERA NETWORK SYSTEMS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
By:	/s/ R.W. LIVINGSTON (Signature)	By:	/s/ PETER M. CASSIDY (Signature)
R.W. Livingston (Print Name)		Peter M. Cassidy (Print Name)
CEO (Title)		VP, Wholesale Services (Title)
5/8/2000 (Date)		5/11/00 (Date)

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MCI WORLDCOM NETWORK SERVICES, INC.

PROGRAM ENROLLMENT TERMS
(Switched Services)

        These Program Enrollment Terms (the "PET") are made by and between MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) ("MCI WorldCom") and Ciera Network Systems, Inc. ("Customer") and are a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the applicable Attachment(s) or applicable tariffs referenced in such Attachment(s). Neither Customer nor MCI WorldCom shall be obligated with respect to the Switched Services described in any Attachment, nor any other condition of such Switched Services until Customer has submitted and MCI WorldCom has accepted a Service Request with respect to the particular Switched Service.

        1.    SERVICE TERM:

        (A)  The Service Term shall commence as of the Effective Date (as described below) and shall continue for a period of forty-four (44) months (the "Service Term"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party. MCI WorldCom will not be obligated to accept any Service Request under this Agreement if Customer's initial Service Request is (i) not submitted by Customer within thirty (30) days of the Effective Date of this Agreement, and (ii) not subject to a Requested Service Date within ninety (90) days of the Effective Date.

        (B)  For purposes of this Agreement, the appropriate Effective Date as determined under this Subsection (B) will be filled in the area provided above by MCI WorldCom. If Customer has an existing switched services agreement with MCI WorldCom or its affiliates, the "Effective Date" will be the 1st day of the month following the later of (i) twenty-one (21) days after this Agreement has been fully executed by both parties, or (ii) Customer has received a satisfactory credit review and approval from MCI WorldCom's Credit Department pursuant to Subsection 6(A) of the TSA, and all security documentation, if any, required by MCI WorldCom has been properly executed and delivered to MCI WorldCom (collectively, the "Credit Review"). If Customer does not have an existing switched services agreement with MCI WorldCom or its affiliates, the "Effective Date" will be the date this Agreement has been fully executed by both parties and the Credit Review has been completed.

        2.    MONTHLY REVENUE:    For purposes of this Agreement, Customer's "Monthly Revenue" will be comprised of (i) the aggregation of all of Customer's Switched Services Revenue as such term is described in each of the applicable Attachments, PLUS (ii) Customer's Data Revenue (as defined herein) from MCI WorldCom. For purposes of this Agreement, Customer's "Data Revenue" will be comprised of Customer's monthly recurring private line Interexchange Service charges (i.e., both Domestic and International) PLUS Customer's Monthly Port Charges, Monthly CIR Charges and Monthly NNI Charges, if any, as are specifically described in an agreement for Frame Relay Services between MCI WorldCom and Customer. Customer's Monthly Revenue will not include any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant MCI WorldCom invoice as charges specifically mentioned in this Section 2.

        3.    SERVICE INTERCONNECTIONS.

        (A)  In order to utilize (i) CLASSIC 2000 CARRIER TERMINATION Service, CLASSIC 2000 CARRIER ORIGINATION Service, TRANSCEND® 2000 CARRIER TERMINATION Service, TRANSCEND® 2000 CARRIER ORIGINATION Service, ACCESS BASED BILLING CARRIER TERMINATION Service, ACCESS BASED BILLING CARRIER ORIGINATION Service, one or

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more full time dedicated connections between Customer's network and the MCI WorldCom network at one or more MCI WorldCom designated locations ("MCI WorldCom POP") must be established ("Carrier Service Interconnection(s)"), (ii) CLASSIC 2000 END USER DEDICATED ACCESS Service (1+ or TOLL FREE), TRANSCEND® 2000 END USER DEDICATED ACCESS Service (1+ or TOLL FREE), or ACCESS BASED BILLING END USER DEDICATED ACCESS Service (1+ or TOLL FREE), one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the MCI Worldcom network at one or more MCI WorldCom POP(s) must be established ("Dedicated Service Interconnection(s)"), and (iii) PRISM I TERMINATION Service and ADVANCED TOLL FREE Service, one or more full time dedicated connections between Customer's network and the MCI WorldCom network at one or more MCI WorldCom POP(s) must be established ("Carrier PLUS Service Interconnection(s)"). Each Carrier Service Interconnection, Carrier PLUS Service Interconnection and Dedicated Service Interconnection shall be comprised of one or more dedicated access circuits, as the case may be. Carrier Service Interconnection(s), Carrier PLUS Service Interconnections and Dedicated Service Interconnection(s) are collectively referred to as "Service Interconnections".

        (B)  The circuit(s) comprising each Service Interconnection to a MCI WorldCom POP shall be requested by Customer on the appropriate MCI WorldCom Service Request. Each Service Request will describe (among other things) the MCI WorldCom POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's originating or terminating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by MCI WorldCom and recorded in Technical Information Sheets provided by MCI WorldCom.

        (C)  Once ordered, and unless otherwise provided for in this Agreement, Service Interconnection(s) or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to MCI WorldCom.

        (D)  With respect to a Carrier Service Interconnection or a Carrier PLUS Service Interconnection, Customer shall be solely responsible for establishing and maintaining each Carrier Service Interconnection or Carrier PLUS Service Interconnection over facilities subject to MCI WorldCom's approval. With respect to Dedicated Service Interconnections, MCI WorldCom will provision and maintain local access facilities between the End User location (i.e., PBX) and the MCI WorldCom POP, subject to any LEC charges plus other applicable terms and charges set forth in MCI WorldCom's applicable tariffs (or the applicable tariffs of its affiliates), however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to MCI WorldCom's approval. Service Interconnections shall be only comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by MCI WorldCom. If a Service Interconnection is proposed to be made via a local exchange carrier, MCI WorldCom will have the authority to direct Customer to utilize MCI WorldCom's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from MCI WorldCom. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by MCI WorldCom from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

        (E)  If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from MCI WorldCom, such facilities will be provided on an individual case basis.

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        (F)  Commencing with the second full calendar month following Start of Service for each circuit comprising a Service Interconnection (i.e., Carrier Service Interconnections, Dedicated Service Interconnections and Carrier PLUS Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS-1 (or DS-1 equivalent circuit) of not less than an average of * per calendar month/billing period ("Minimum Monthly Usage"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, MCI WorldCom will charge and Customer will pay the difference between the total combined number of DS-1s times the Minimum Monthly Usage * and Customer's total combined Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in questions ("Minimum Usage Charge"). MCI WorldCom CLASSIC 2000 CARRIER TERMINATION Service, CLASSIC 2000 CARRIER ORIGINATION Service and CLASSIC 2000 END USER DEDICATED Service (1+ and TOLL FREE) minutes carried over the same Service Interconnection, TRANSCEND® 2000 TERMINATION Service, TRANSCEND® 2000 CARRIER ORIGINATION Service and TRANSCEND® 2000 END USER DEDICATED ACCESS Service (1+ and TOLL FREE) minutes carried over the same Service Interconnection, ACCESS BASED BILLING 2000 CARRIER TERMINATION Service, ACCESS BASED CARRIER ORIGINATION Service and ACCESS BASED BILLING END USER DEDICATED Service (1+ and TOLL FREE) carried over the same Service Interconnection, or PRISM I TERMINATION Service and ADVANCED TOLL FREE Service minutes carried over the same Service Interconnection, shall be included in determining if Customer has met the Minimum Monthly Usage requirement described herein.

          *

        (G)  DS-1 circuits comprising all Service Interconnections will be subject to a nonrecurring * per DS-1 switch port installation charge (provided the maximum charge hereunder will be * for up to 28 DS-1s ordered at the same time), and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

        4.    APPLICATION OF DISCOUNTS:

        (A)  With respect to Classic 2000, and ACCESS BASED BILLING products and services, after determining Customer's applicable Discount under the appropriate Attachment(s), the applicable Discount will only be applied to Customer's Interstate Switched Services Revenue (including Alaska, Hawaii, the United States Virgin Islands, Puerto Rico, Guam and the Northern Marianas Islands unless otherwise noted in an Attachment and including 1+ and Toll Free usage unless otherwise noted in an Attachment). With respect to TRANSCEND® 2000 products and services, after determining Customer's applicable Discount under the appropriate Attachment(s), the applicable Discount will only be applied to Customer's Domestic Transport Charges and Customer's Extended Transport Charges to/from Extended Locations unless otherwise noted in an Attachment. With respect to PRISM I TERMINATION Service and ADVANCED TOLL FREE Service, after determining Customer's applicable Discount under the appropriate Attachment, the applicable Discount will only be applied to Customer's Interstate Switched Services Revenue unless otherwise noted in the applicable Attachment.

        (B)  During the Service Term, with respect to Classic 2000, TRANSCEND® 2000 and ACCESS BASED BILLING products and services, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties. With respect to Classic 2000, TRANSCEND® 2000 and ACCESS BASED BILLING products and services each Discount will result in the application of a credit obtained during the Discount Period to the MCI WorldCom invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed

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charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle MCI WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

        (C)  With respect to all other products and services (not covered by Subsection (B) above), each Discount, if applicable, will result in the application of a credit obtained during the Discount Period to the MCI WorldCom invoice to Customer relevant to the billed measured Switched Service for the calendar month immediately following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle MCI WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

        5.    CUSTOMER'S MINIMUM REVENUE COMMITMENT:    Commencing with the first day of the ninth (9th) billing period following the Effective Date (as determined under Section 1 above) and continuing through the end of the Service Term (including any extensions thereto) (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue (as defined in Section 2 above) of at least * ("Customer's Minimum Revenue Commitment").

        6.    DEFICIENCY CHARGE:    If the event Customer does not maintain Customer's Minimum Revenue Commitment in any month during the Commitment Period (regardless of whether Customer has commenced using any or all of the Switched Services described herein), then for those month(s) only, Customer will pay MCI WorldCom, in addition to charges due for Switched Services provided to Customer, the difference between Customer's Minimum Revenue Commitment and Customer's actual Monthly Revenue (as described in Section 2 above) (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Switched Services provided to Customer for the billing period in which the Deficiency Charge arises, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if MCI WorldCom terminates this Agreement based on Customer's default or if Customer terminates this Agreement pursuant to Section 2(A) of the TSA. It is agreed that MCI WorldCom's damages in the event Customer fails to maintain Customer's Minimum Revenue Commitment shall be difficult or impossible to ascertain. The provision for a Deficiency Charge in this Section 6 is intended, therefore, to establish liquidated damages in the event Customer fails to maintain Customer's Minimum Revenue Commitment and is not intended as a penalty.

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        7.    SUSPENSION OF SERVICE.    The parties agree to substitute the first sentence of Subsection 7(A) of the TSA to read in its entirety as follows:

        (A)    Suspension of Service    In the event all undisputed charges due pursuant to MCI WorldCom's invoice are not paid in full by the Due Date or disputed charges owed by Customer, if any, are not paid in full by the Alternate Due Date, MCI WorldCom shall have the right, after giving Customer at least five (5) days prior written notice and opportunity to pay such charges within such 5-day period, to suspend all or any portion of the Switched Services to Customer ("Suspension Notice") until such time (designated by MCI WorldCom in its Suspension Notice) as Customer has paid in full all undisputed charges then due to MCI WorldCom, including any late fees.

        8.    CDR MEDIA.    The parties agree to substitute the first sentence of Section IV of the Attachment for CLASSIC 2000 CARRIER ORIGINATION Service, the Attachment for CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services, and the Attachment for CLASSIC 2000 CARRIER TERMINATION Service, respectively, to read in their entirety as follows:

    MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape or optical media formats including but not limited to CD ROM format (selected by Customer on Customer's Service Request) ("CDR Media").

        9.    SPECIAL RATES:

        (A)  Notwithstanding anything to the contrary contained in the applicable Attachment(s) attached hereto, commencing as of the Effective Date (described in Section 1 above) and continuing through the end of the Service Term, with respect to CLASSIC 2000 SWITCHLESS 1+ Service, CLASSIC 2000 SWITCHLESS TOLL FREE Service, CLASSIC 2000 END USER DEDICATED 1+ Service, CLASSIC 2000 END USER DEDICATED TOLL FREE Service, CLASSIC 2000 CARRIER ORIGINATION Service, and CLASSIC 2000 CARRIER TERMINATION Service, Customer will receive the special rates (the "Special Rates") shown in Subparts (i) through (xix) below. The Special Rates contained in Subparts ii, iii, iv, v, ix, x, xi, and xii will be subject to the applicable discount percentage set forth in the applicable Attachment(s). The Special Rates contained in Subparts i, vi, vii, viii, xiii, xiv, xv,xvi, xvii, xviii, and xix will not be subject to the applicable discount percentage set forth in the applicable Attachment(s). All other rates will be as set forth in the applicable Attachment(s).

            (i)  CLASSIC 2000 SWITCHLESS 1+ Service and CLASSIC 2000 SWITCHLESS TOLL FREE Service—Customer's Interstate rate for calls within the 48 contiguous United States will be *.

          (ii)  CLASSIC 2000 END USER DEDICATED 1+ Service—Customer's Interstate rate for calls within the 48 contiguous United States will be the respective rates per minute set forth below:

    *

          (iii)  CLASSIC 2000 END USER DEDICATED TOLL FREE Service—Customer's Interstate rate for calls within the 48 contiguous United States will be the respective rates per minute set forth below:

    *

          (iv)  CLASSIC 2000 CARRIER TERMINATION Service—Customer's Interstate rate for calls within the 48 contiguous United States will be the respective rates per minute set forth below:

    *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

          (v)  CLASSIC 2000 CARRIER ORIGINATION Service—Customer's Interstate rate for calls within the 48 contiguous United States will be the respective rates per minute set forth below:

    *

          (vi)  CLASSIC 2000 SWITCHLESS 1+ Service and CLASSIC 2000 SWITCHLESS TOLL FREE Service—Customer's Intrastate rate for calls within the following states will be the respective rates per minute set forth below:

    *

        (vii)  CLASSIC 2000 CARRIER TERMINATION Service and CLASSIC 2000 END USER DEDICATED 1+ Service—Customer's Intrastate rate for calls within the following states will be the respective rates per minute set forth below:

    *

        (viii)  CLASSIC 2000 CARRIER ORIGINATION Service and CLASSIC 2000 END USER DEDICATED TOLL FREE Service—Customer's Intrastate rate for calls within the following states will be the respective rates per minute set forth below:

    *

          (ix)  CLASSIC 2000 CARRIER ORIGINATION Service and CLASSIC 2000 END USER DEDICATED TOLL FREE Service—Customer's Interstate—Extended rate for calls will be the respective rates per minute set forth below:

    *

          (x)  CLASSIC 2000 CARRIER TERMINATION Service and CLASSIC 2000 END USER DEDICATED 1+ Service—Customer's Interstate—Extended rate for calls will be the respective rates per minute set forth below:

    *

          (xi)  CLASSIC 2000 SWITCHLESS TOLL FREE Service—Customer's Interstate—Extended rate for calls will be the respective rates per minute set forth below:

    *

        (xii)  CLASSIC 2000 SWITCHLESS 1+ Service—Customer's Interstate—Extended rate for calls will be the respective rates per minute set forth below:

    *

        (xiii)  CLASSIC 2000 CARRIER ORIGINATION Service and CLASSIC 2000 END USER DEDICATED TOLL FREE Service—Customer's Canada (All Regions) rate for calls from Canada to the 48 contiguous United States will be *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6

        (xiv)  CLASSIC 2000 CARRIER TERMINATION Service and CLASSIC 2000 END USER DEDICATED 1+ Service—Customer's Canada rate for calls from the 48 contiguous United States to Canada will be the respective rates per minute set forth below:

    *

    Region 1 NPAs—250, 416, 418, 450, 514, 519, 604, 613, 705, 807, 819, 905
    Region 2 NPAs—403, 780, 867, 886, 889, 902
    Region 3 NPAs—204, 306, 506, 709

        (xv)  CLASSIC 2000 SWITCHLESS 1+ Service—Customer's Canada rate for calls from the 48 contiguous United States to Canada will be the respective rates per minute set forth below:

    *

    Region 1 NPAs—250, 416, 418, 450, 514, 519, 604, 613, 705, 807, 819, 905
    Region 2 NPAs—403, 780, 867, 886, 889, 902
    Region 3 NPAs—204, 306, 506, 709

        (xvi)  CLASSIC 2000 SWITCHLESS TOLL FREE Service—Customer's Canada rate for calls will be the respective rates per minute set forth below:

*

      (xvii)    CLASSIC 2000 CARRIER TERMINATION Service and CLASSIC 2000 END USER DEDICATED 1+ Service—Customer's Mexico rate for calls from the 48 contiguous United States to Mexico will be the respective rates per minute set forth below:

*

      (xviii)    CLASSIC 2000 SWITCHLESS 1+ Service—Customer's Mexico rate for calls will be the respective rates per minute set forth below:

*

        (xix)    CLASSIC 2000 DIRECTORY ASSISTANCE Service—Customer's Directory Assistance rate for calls will be the respective rates per call set forth below:

*

        (B)  Notwithstanding anything to the contrary contained in the TSA, MCI WorldCom reserves the right to modify the Special Rates described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI WorldCom charges for comparable services), upon not less than thirty (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

        10.    RBOC ORIGINATION / TERMINATION.    The parties agree to substitute the per minute surcharge contained in Subsection I(E) of the Attachment for CLASSIC 2000 CARRIER ORIGINATION Service, Subsection I(E) of the Attachment for CLASSIC 2000 CARRIER TERMINATION Service, Subsection I(F) of the Attachment for CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services, respectively, will be *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7

        11.    ATTACHMENTS:    This Agreement consists of the TSA, the PET and the following Attachment(s) [check all that apply] and will include any additional Attachments agreed to by the parties after the Effective Date of this Agreement:

☐	CLASSIC 2000 CARRIER TERMINATION Service (Schedules CL-A (2000), CL-B(2000), CL-C(2000))	☐	CLASSIC 2000 CARRIER ORIGINATION Service (Schedules CL-A (2000), CL-B (2000))
☒	CLASSIC 2000 SWITCHLESS/END USER DEDICATED Service (Schedule CL-A (2000), CL-B (2000), CL-C (2000), CL-D (2000))
☐	TRANSCEND® 2000 Services (Schedules TR-A(2000)
☐	TRANSCEND® UNIVERSAL INTERNATIONAL FREEPHONE NUMBER Service (UFIN)
☐	TRANSCEND® INTERNATIONAL TOLL FREE SERVICES (ITFS)
☐	PRISM 1® CARRIER TERMINATION Service (Schedules PR-A, PR-B, PR-C and PR-D)	☐	ADVANCED TOLL FREE Service (Schedules PR-A, PR-B, PR-C and PR-D)
☐	ACCESS BASED BILLING CARRIER TERMINATION Service (Schedules ABB-A, ABB-B, ABB-C)
☐	ACCESS BASED BILLING CARRIER ORIGINATION Service (Schedules ABB-D, ABB-E)
☐	ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Service (Schedules ABB-A, ABB-B, ABB-C, ABB-D, ABB-E, ABB-F, ABB-G, ABB-H, ABB-I, ABB-J)
☐	OPERATOR SERVICES	☐	DEBIT CARD Service
☐	CALLING CARD® Service	☐	NETWORK CONFERENCING Service
☐	UNIVERSAL INTERNATIONAL FREE PHONE NUMBER Service (UIFN)	☒	INTERNATIONAL TOLL FREE SERVICES (ITFS)
☐	LOCAL SERVICE	☐	CIC TRANSLATION Service

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

8

        IN WITNESS WHEREOF, the parties have executed these Switched Services Program Enrollment Terms.

MCI WORLDCOM NETWORK SERVICES, INC.		CIERA NETWORK SYSTEMS, INC.
By:	/s/ PETER M. CASSIDY	By:	/s/ R.W. LIVINGSTON
(Signature)		(Signature)
Peter M. Cassidy		R. W. Livingston
(Print Name)		(Print Name)
VP, Wholesale Services		CEO
(Title)		(Title)
5/11/00		5/8/2000
(Date)		(Date)

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

9

WORLDCOM NETWORK SERVICES, INC.

ATTACHMENT FOR CLASSIC 2000 SWITCHLESS/END USER DEDICATED SERVICES

        This Attachment for CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services is made by and between Ciera Network Systems, Inc. ("Customer") and MCI WorldCom Network Services, Inc. ("MCI WorldCom") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI WorldCom will provide "CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services" which include the following services:

        (a)  CLASSIC 2000 SWITCHLESS 1+ Service which is the origination (via individual telephone lines) and termination of calls solely over facilities comprising the MCI WorldCom network, (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth herein.

        (b)  CLASSIC 2000 SWITCHLESS TOLL FREE Service which is the origination (via individual telephone lines) and termination of calls solely over facilities comprising the MCI WorldCom network, (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth herein.

        (c)  CLASSIC 2000 END USER DEDICATED 1+ Service which is the termination of calls solely over facilities comprising the MCI WorldCom network which origination is via dedicated access lines, (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth herein.

        (d)  CLASSIC 2000 END USER DEDICATED TOLL FREE Service which is the origination of Toll Free calls by MCI WorldCom solely over facilities comprising the MCI WorldCom network which termination is via dedicated access lines, (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth herein.

I.    TERMS AND CONDITIONS.

        (A)    Forecasts:    Before Customer's initial order for CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services, Customer shall provide MCI WorldCom with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable MCI WorldCom, to configure optimum network arrangements. In the event Customer's traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the MCI WorIdCom Network, MCI WorldCom reserves the right to block the source of such adverse traffic at any time. Customer will provide MCI WorldCom with additional forecasts from time to time upon MCI WorldCom's request which shall not be more frequent than once every three (3) months.

        (B)    Start of Service:    Start of Service for (i) CLASSIC 2000 SWITCHLESS 1+ Service will be on an ANI by ANI basis concurrently with the activation of each ANI to be served, (ii) CLASSIC 2000 SWITCHLESS TOLL FREE Service will be on a Toll Free Number by Toll Free Number basis concurrently with the activation of each Toll Free Number to be served, and (iii) CLASSIC 2000 END USER DEDICATED 1+ Service and CLASSIC 2000 END USER DEDICATED TOLL FREE Service will be concurrently with the activation of each circuit comprising a Dedicated Service Interconnection (as defined in the PET) relevant to such Service.

        (C)    Submission of ANIs:    After MCI WorldCom's receipt and verification of a valid Service Request for CLASSIC 2000 SWITCHLESS 1+ Service or CLASSIC 2000 END USER DEDICATED 1+ Service requiring a change in the primary interexchange carrier ("PIC"), MCI WorldCom agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

("LECs") (with which MCI WorldCom currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which MCI WorldCom does not have electronic interface capabilities within a reasonable time.

        (D)    Limitation of Origination and Termination Locations:

            (i)  CLASSIC 2000 SWlTCHLESS 1+ Service may be originated from all equal access exchanges in the 48 contiguous United States (except in LATA 921—Fishers Island, New York) and Hawaii and terminated to any direct dialable location worldwide.

          (ii)  CLASSIC 2000 SWITCHLESS TOLL FREE Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands, Canada and Mexico and terminated to locations in the 48 contiguous United States and Canada.

          (iii)  CLASSIC 2000 END USER DEDICATED 1+ Service may be originated from any Customer-designated Dedicated Service Interconnection and terminated to any direct dialable location worldwide.

          (iv)  CLASSIC 2000 END USER DEDICATED TOLL FREE Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands, Canada and Mexico and terminated to any Customer-designated Dedicated Service Interconnection in the 48 contiguous United States or Hawaii,

        (E)    Billing Increments:    All calls (excluding California, Intra.LATA and California intrastate calls and calls to/from International Locations, Canada and Mexico) will be billed in * increments . and subject to * minimum charge. California IntraLATA and California intrastate calls will be billed in * increments and subject to an * charge. Calls to/from International Locations, Canada and Mexico will be billed in * and subject to a * minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, MCI WorldCom reserves the right to suspend CLASSIC 2000 SWITCHLESS TOLL FREE Service and/or CLASSIC 2000 END USER DEDICATED TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

        (F)    RBOC TERMINATION/Origination:    Following Start of Service for CLASSIC 2000 END USER DEDICATED 1 + and TOLL FREE Service, Customer will maintain at least * of the minutes of traffic (during any calendar month or pro rata portion thereof) for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Terminations/Originations") and subject to such RBOC's tariffed access charges. MCI WorldCom shall have the right to apply a * per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations exceed * of total monthly minutes for each of the following Services: CLASSIC 2000 END USER DEDICATED 1+ and TOLL FREE Service.

        (G)    Presubscribed Interexchange Carrier Charge (PICC):    MCI WorldCom will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("PICC Charge") which PICC Charge will be reasonably determined by MCI WorldCom as of a date certain each month (the "PICC Charge Determination Date"). Customer's PICC Charge will be determined as of the PICC Charge Determination Date and will be based on the same criteria for which MCI WorldCom is assessed such charge by the LEC (e.g., number and type of Customer's End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This Subparagraph (G) will be deemed to include any other similar additional charges assessed by a LEC during the Service Term of this Agreement (i.e., charges for which MCI WorldCom is not currently being assessed).

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

        (H)    Toll Free Numbers:

          (1)  TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by MCI WorldCom, and if provided, will be subject to additional charges as set forth below and MCI WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) * or (ii) * of the total number of TOLL FREE numbers activated by MCI WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by MCI WorldCom on individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request.

          (2)  Customer Request for Specific Numbers—* per individual TOLL FREE number reserved or assigned.

          (3)  Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from MCI WorldCom including, but not limited to, any remedy based on a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by MCI WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

        (I)    Enhanced Toll Free Services and Routing Options:    The following Toll Free identification services and routing options (collectively, "Enhanced Toll Free Services") are available from MCI WorldCom:

          IDENTIFICATION SERVICES:

            i.      Dialed Number Identification Service (DNIS)—identification of specific TOLL FREE number dialed.

            ii.    Real-Time ANI—receipt of telephone number of calling party.

          TOLL FREE ROUTING OPTIONS:

            i.      Message Referral—recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

            ii.    Call Area Selection—selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

            iii.    Call Distributor Routing [END USER DEDICATED TOLL FREE Service only]—distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

            iv.    Route Completion (Overflow) [END USER DEDICATED TOLL FREE Service only]—overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

            v.    Geographic Routing—termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

            vi.    Time-of-Day Routing—routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

            vii.  Day-of-Week Routing—routing of calls to single TOLL FREE number based on each day of the week.

            viii.  Day-of-Year Routing—routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

            ix.    Percent Allocation Routing—routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

    Customer will receive the Identification Services described above at no charge. The minutes of use rates for Toll Free Routing Options described above (in addition to the Toll Free Routing Option Feature Charges described below) will be the same rates for CLASSIC 2000 SWITCHLESS TOLL FREE Service or CLASSIC 2000 END USER DEDICATED TOLL FREE Service described herein excluding Route Completion (Overflow). The Toll Free Routing Option Feature Charges are as follows:

          Installation Charge:    * per feature; maximum of * per TOLL FREE number.

          Change Order Charge:    * per feature; maximum of * per TOLL FREE number.

          Monthly Recurring Charge:    * per feature; maximum of * per TOLL FREE number.

          Expedite Charge:    * (i.e., outside normal interval time of four (4) business days).

    Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

        (J)    RespOrg Services:    Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by MCI WorldCom will be provided by MCI WorldCom pursuant to MCI WorldCom's applicable tariffs (or the applicable tariffs of its affiliates).

        (K)    Payphone Surcharge:    In the event MCI WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("Payphone Surcharge"), MCI WorldCom will charge and Customer agrees to pay MCI WorldCom the amount of the Payphone Surcharge which is required to be paid by MCI WorldCom.

II.    CLASSIC 2000 SWITCHLESS/END USER DEDICATED SERVICE CHARGES.

          (A)  For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of (i) Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges described in Subsections (B) through (F) below (i.e., Directory Assistance and both domestic and international), and (ii) the PICC Charge, if applicable, described in Subsection I.(G) above.

          (B)  CLASSIC 2000 SWITCHLESS 1+ Service

            (i)    INTERSTATE

*

            (ii)  INTERSTATE—Extended

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

            (iii)  INTRASTATE (NOT SUBJECT TO DISCOUNT)

*

            (iv)  CANADA (NOT SUBJECT TO DISCOUNT).

*

    Region 1 NPAs—250, 416, 418, 450, 514, 519, 604, 613, 705, 807, 819, 905
    Region 2 NPAs—403, 780, 867, 886, 889, 902
    Region 3 NPAs—204, 306, 506, 709

            (v)  MEXICO (NOT SUBJECT TO DISCOUNT).

*

            (vi)  INTERNATIONAL (NOT SUBJECT TO DISCOUNT).

*

          (C)  CLASSIC 2000 SWITCHLESS TOLL FREE Service

            (i)    INTERSTATE

*

            (ii)  INTERSTATE—Extended

*

            (iii)  INTRASTATE (NOT SUBJECT TO DISCOUNT).

      SEE SUBSECTION II.(B)(3) ABOVE.

            (iv)  CANADA (NOT SUBJECT TO DISCOUNT).

*

          (D)  CLASSIC 2000 END USER DEDICATED 1+ Service

            (i)    INTERSTATE

*

            (ii)  INTERSTATE—Extended

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

        (iii)    INTRASTATE (NOT SUBJECT TO DISCOUNT).

*

        (iv)    CANADA (NOT SUBJECT TO DISCOUNT).

*

    Region 1 NPAs - 250, 416, 418, 450, 514, 519, 604, 613, 705, 807, 819, 905
    Region 2 NPAs - 403, 780, 867, 886, 889, 902
    Region 3 NPAs - 204, 306, 506, 709

        (v)    MEXICO (NOT SUBJECT TO DISCOUNT).

*

        (vi)    INTERNATIONAL (NOT SUBJECT TO DISCOUNT).

*

(E)  CLASSIC 2000 END USER DEDICATED TOLL FREE Service

        (i)    INTERSTATE

*

        (ii)    INTERSTATE—Extended

*

        (iii)    INTRASTATE (NOT SUBJECT TO DISCOUNT).

*

        (iv)    CANADA (NOT SUBJECT TO DISCOUNT).

*

(F)  CLASSIC 2000 DIRECTORY ASSISTANCE (NOT SUBJECT TO DISCOUNT).

*

III.  DISCOUNTS.

        Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services (the "Discount") will be determined under the Discount Schedule shown below based *

*	*

IV.  CDR MEDIA.

        MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of *, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6

*

*

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CLASSIC 2000 SWITCHLESS/END USER DEDICATED Services as of the date shown below.

CIERA NETWORK SYSTEMS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
Customer's Initials	[illegible]	MCI WorldCom's Initials	[illegible]
Date:	5/8/2000	Date:	5/11/00

ATTACHMENTS:

  Schedule CL-A (Millennium) = SUPERSAVER LATAs
  Schedule CL-B (Millennium) = PREMIUM LATAs
  Schedule CL-C (Millennium) = International Rates

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7

WORLDCOM NETWORK SERVICES, INC.

        ATTACHMENT FOR CLASSIC 2000 CARRIER TERMINATION SERVICE

        This Attachment for CLASSIC 2000 CARRIER TERMINATION Service is made by and between Ciera Network Systems, Inc. ("Customer") and WorldCom Network Services, Inc. ("MCI WorldCom") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI WorldCom will provide "CLASSIC 2000 CARRIER TERMINATION Service" which is MCI WorldCom's termination of calls received from Customer's Service Interconnection(s) (as defined in the PET), (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth herein.

I.    TERMS AND CONDITIONS.

        (A)    Forecasts:    Before Customer's initial order for CLASSIC 2000 CARRIER TERMINATION Services, Customer shall provide MCI WorldCom with a forecast regarding the number of minutes expected to be terminated in various LATAs and/or Tandems, so as to enable MCI WorldCom to configure optimum network arrangements. In the event Customer's traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the MCI WorldCom Network, MCI WorldCom reserves the right to block the source of such adverse traffic at any time. Customer will provide MCI WorldCom with additional forecasts from time to time upon MCI WorldCom's request which shall not be more frequent than once every three (3) months.

        (B)    Start of Service:    Start of Service for CLASSIC 2000 CARRIER TERMINATION Service will be concurrent with the activation of each circuit comprising a Carrier Service Interconnection (as defined in the PET) relevant to CLASSIC 2000 CARRIER TERMINATION Service.

        (C)    Limitation of Origination and Termination Locations:    CLASSIC 2000 CARRIER TERMINATION Service may be originated from any MCI WorldCom POP and terminated to any direct dialable location worldwide.

        (D)    Billing Increments:    All calls (excluding California IntraLATA and California intrastate calls and calls to International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a * minimum charge. California IntraLATA and California intrastate calls will be billed in * increments and subject to an * minimum charge. Calls to International Locations, Canada and Mexico will be billed in * increments and subject to a * minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available.

        (E)    RBOC Termination:    Following Start of Service for CLASSIC 2000 CARRIER TERMINATION Service, Customer will maintain at least * of the minutes of CLASSIC 2000 CARRIER TERMINATION Service traffic (during any calendar month or pro rata portion thereof) for termination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Terminations") and subject to such RBOC's tariffed access charges. MCI WorldCom shall have the right to apply a * per minute surcharge to the number of minutes by which Non-RBOC Terminations exceed * of total monthly minutes for Customer's CLASSIC 2000 CARRIER TERMINATION Service.

        (F)    PIU CERTIFICATION:    With respect to a Carrier Service Interconnection as defined in the PET, absent the automatic number identification ("ANI") of the calling party, Customer shall provide MCI WorldCom with a written certification (the "Certification") of the percentage of interstate (including international) and interstate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the MCI WorldCom POP is located to which the Carrier Service

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of MCI WorldCom which requests shall not be made unilaterally by MCI WorldCom more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described herein. In the event MCI WorldCom or any other third party requires an audit of MCI WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to MCI WorldCom or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify MCI WorldCom for any liability MCI WorldCom incurs in the event Customer's Certification is different than that determined by the audit.

II.    CLASSIC 2000 CARRIER TERMINATION SERVICE CHARGES.

        (A)  For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges described below (i.e., both domestic and international).

        (B)  Rates Per Minute.

          (i)    INTERSTATE

            *

          (ii)  INTERSTATE—Extended

            *

          (iii)  INTRASTATE (NOT SUBJECT TO DISCOUNT).

            *

          (iv)  CANADA (NOT SUBJECT TO DISCOUNT).

            *

      Region 1 NPAs—250, 416, 418, 450, 514, 519, 604, 613, 705, 807, 819, 905
      Region 2 NPAs—403, 780, 867, 886, 889, 902
      Region 3 NPAs—204, 306, 506, 709

          (v)  MEXICO (NOT SUBJECT TO DISCOUNT).

            *

          (vi)  INTERNATIONAL (NOT SUBJECT TO DISCOUNT).

            *

          (vii) DIRECTORY ASSISTANCE (NOT SUBJECT TO DISCOUNT).

            *

III.  DISCOUNTS.

          Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for CLASSIC 2000

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

  TERMINATION Service (the "Discount") will be determined under the Discount Schedule shown below *.

          *                                         *

IV.  CDR MEDIA.

          MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of *, and (iii) daily is subject to the applicable nonrecurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

        *

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CLASSIC 2000 CARRIER TERMINATION Service as of the date shown below.

Ciera Network Systems, Inc.		WORLD NETWORK SERVICES, INC.
Customer's Initials	[ILLEGIBLE]	MCI WorldCom's Initials	P.MC
Date:	5/8/2000	Date:	5/11/00

ATTACHMENTS:

  Schedule CL-A (Millennium) = SUPERSAVER LATAs
  Schedule CL-B (Millennium) = PREMIUM LATAs
  Schedule CL-C (Millennium) = International Rates

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule CL-A
Classic Millennium SuperSaver LATA's

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule CL-B
Classic Millenium Premium LATA's

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule CL-C
Classic Millennium International Rates

        * 6 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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MCI WORLDCOM NETWORK SERVICES, INC.
CLASSIC ☐ SWITCHED SERVICES
ATTACHMENT FOR INTERNATIONAL TOLL FREE SERVICES ("ITFS")

        This Attachment for International Toll Free Services (the "ITFS Attachment") is made by and between MCI WorldCom Network Services, Inc. ("MCI WorldCom") and Ciera Network Systems, Inc. ("Customer") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the Service Schedule or the applicable Rate and Discount Schedule.

1.
ITFS SERVICES:

  (A)    During the ITFS Term (as described in Section 2 below) WorldCom will provide (i) dedicated access international toll free service ("DEDICATED ITFS") which is the (x) international origination of calls by WorldCom and the termination of such calls to Customer's designated and WorldCom approved Service Interconnection(s) in the domestic United States (i.e., 48 contiguous) or (y) international origination of calls by WorldCom and the termination of such calls to an End User's domestic United States private branch exchange ("PBX") or other customer premise equipment located in the domestic United States, or (ii) switched access international toll free service ("SWITCHED ITFS") which is the international origination of calls by WorldCom and the termination of such calls to the domestic United States solely over facilities comprising the WorldCom network.

  (B)    Subject to the provisions of this ITFS Attachment, all terms and conditions set forth in the TSA, PET and Service Schedule will apply, to the extent applicable, to DEDICATED ITFS and SWITCHED ITFS provided hereunder. Further, in order to utilize DEDICATED ACCESS ITFS, one or more full time dedicated connections between (i) Customer's network in the domestic United States or and the WorldCom network at one or more WorldCom designated locations ("WORLDCOM POP") or (ii) an End User's PBX or other customer premise equipment and the WorldCom network at a WorldCom POP must be established ("ITFS Interconnection(s)"). Each ITFS Interconnection shall be comprised of one or more DS-1 circuits. All provisions of the Service Schedule relating to or referencing "Carrier Service Interconnections" or "Service Interconnections" shall be deemed to include ITFS Interconnections.

2.
ITFS TERM: The "ITFS Term" will commence as of                        (the "Effective Date") and will be coterminous with the Service Term described in the PET. At the end of the ITFS Term, the terms and conditions contained in this ITFS Attachment will remain in full force and effect until the earlier of (i) cancellation by either party upon at least thirty (30) days' prior written notice to the other party, or (ii) the cancellation or scheduled termination of the TSA.

3.
ITFS RATES: Commencing with the Effective Date and continuing through the end of the ITFS Term, Customer's ITFS rates for DEDICATED ITFS and SWITCHED ITFS will be the level of applicable charges shown on Schedule 1 attached hereto and incorporated herein by reference based on Customer's Commitment described in the PET (rounded down to the nearest ITFS Level). In the event Customer's Commitment is less than *, Customer's applicable ITFS rates will correspond with the applicable level of "Base ITFS Rates" shown on Schedule 1.

4.
ACCESSIBILITY/AVAILABILITY: WorldCom will reasonably notify Customer of the various international dialing patterns (the "Dialing Pattern") used by those countries in which ITFS is provided by WorldCom. ITFS will be provided by WorldCom subject to availability as determined solely by WorldCom. Upon WorldCom's receipt of a Service Order Request from Customer, WorldCom will obtain for Customer, at no cost to Customer, a toll free number (the "ITFS Number") from the applicable PTT on a random basis (i.e., no specific number requests will be

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  accepted by WorldCom) for use by Customer in connection with the Dialing Pattern. The ITFS Number will be translated to a WorldCom designated 800 billing identification number. WorldCom reserves the right upon not less than ten (10) days' prior notice to terminate ITFS relative to any ITFS Number which does not generate at least sixty (60) minutes of traffic during any consecutive six (6) months. In the event a number is disconnected as provided in this Section 5, Customer agrees to pay * per ITFS Number which is disconnected.

5.
START OF SERVICE: Start of Service for (i) DEDICATED ACCESS ITFS will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to DEDICATED ACCESS ITFS, and (ii) SWITCHED ITFS will occur on an ITFS Number by ITFS Number basis concurrently with the activation of each ITFS Number.

6.
LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

  (a)    DEDICATED ACCESS ITFS: (i) origination is available from those countries shown on Schedule 1 as such Schedule may be amended or modified from time to time by WorldCom, and (ii) termination is available to any Customer designated ITFS Interconnection in the 48 contiguous United States unless such traffic originates in a country where re-origination of ITFS is specifically allowed by the applicable PTT; provided, if re-origination occurs (or ITFS is used in any way contrary to applicable PTT rules and regulations, Customer specifically acknowledges that such traffic is subject to interruption).

  (b)    SWITCHED ITFS: (i) origination is available from those countries shown on Schedule 1 as such Schedule may be amended from time to time by WorldCom, and (ii) termination is available to locations in the 48 contiguous United States unless such traffic originates in a country where re-origination of ITFS is specifically allowed by the applicable PTT; provided, if re-origination occurs (or ITFS is used in any way contrary to applicable PTT rules and regulations, Customer specifically acknowledges that such traffic is subject to interruption).

        IN WITNESS WHEREOF, the parties have executed these Classic/TRANSCEND® Switched Services Attachment for International Toll Free Service.

CIERA NETWORK SYSTEMS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
By:	/s/ R.W. LIVINGSTON (Signature)	By:	/s/ PETER M. CASSIDY (Signature)
R.W. Livingston (Print Name)		Peter M. Cassidy (Print Name)
CEO 5/8/2000 (Title)		VP, Wholesale Services 5/11/00 (Title)

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule 1—ITFS (Classic)

Schedule 1
Classic Millennium ITFS Rates

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule 1—ITFS (Classic)

Schedule 1
Classic Millennium ITFS Rates

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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WORLDCOM NETWORK SERVICES, INC.

ATTACHMENT FOR CLASSIC 2000 CARRIER ORIGINATION SERVICE

        This Attachment for CLASSIC 2000 CARRIER ORIGINATION Service is made by and between Ciera Network Systems, Inc. ("Customer") and WorldCom Network Services, Inc. ("MCI WorldCom") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI WorldCom will provide "CLASSIC 2000 CARRIER ORIGINATION Service" which is MCI WorldCom's origination of Toll Free calls by MCI WorldCom and the termination of such calls to Customer's Service Interconnection(s), (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth herein.

I.    TERMS AND CONDITIONS.

        (A)    Forecasts:    Before Customer's initial order for CLASSIC 2000 CARRIER ORIGINATION Services, Customer shall provide MCI WorldCom with a forecast regarding the number of minutes expected to be originated in various LATAs and/or Tandems, so as to enable MCI WorldCom to configure optimum network arrangements. In the event Customer's traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the MCI WorldCom Network, MCI WorldCom reserves the right to block the source of such adverse traffic at any time. Customer will provide MCI WorldCom with additional forecasts from time to time upon MCI WorldCom's request which shall not be more frequent than once every three (3) months.

        (B)    Start of Service:    Start of Service for CLASSIC 2000 CARRIER ORIGINATION Service will be concurrent with the activation of each circuit comprising a Carrier Service Interconnection (as defined in the PET) relevant to CLASSIC 2000 CARRIER ORIGINATION Service.

        (C)    Limitation of Origination and Termination Locations:    CLASSIC 2000 CARRIER ORIGINATION Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to any Customer-designated Carrier Service Interconnection in the 48 contiguous United States.

        (D)    Billing Increments:    All Calls (excluding California intraLATA and California intrastate calls and calls to/from Canada) will be billed in * increments and subject to a * minimum charge. California IntraLATA and California intrastate calls will be billed in * increments and subject to an * minimum charge. California intraLATA and California intrastate calls will be billed in * increments and subject to an * minimum charge, and (ii) calls to/from Canada will be billed in * increments and subject to a * minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, MCI WorldCom reserves the right to suspend CLASSIC 2000 CARRIER ORIGINATION Service or deny requests by Customer for additional Service until appropriate compliance is established.

        (E)    RBOC Origination:    Following Start of Service for CLASSIC 2000 CARRIER ORIGINATION Service, Customer will maintain at least * of the minutes of CLASSIC 2000 CARRIER ORIGINATION Service traffic (during any calendar month or pro rata portion thereof) for origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Originations") and subject to such RBOC's tariffed access charges. MCI WorldCom shall have the

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

right to apply a * per minute surcharge to the number of minutes by which Non-RBOC Originations exceed * of total monthly minutes for Customer's CLASSIC 2000 CARRIER ORIGINATION Service.

        (F)    PIU CERTIFICATION:    With respect to a Carrier Service Interconnection as defined in the PET, absent the automatic number identification ("ANI") of the calling party, Customer shall provide MCI WorldCom with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the MCI WorldCom POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of MCI WorldCom which requests shall not be made unilaterally by MCI WorldCom more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described herein. In the event MCI WorldCom or any other third party requires an audit of MCI WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to MCI WorldCom or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify MCI WorldCom for any liability MCI WorldCom incurs in the event Customer's Certification is different than that determined by the audit.

        (G)    Payphone Surcharge:    In the event MCI WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("Payphone Surcharge"), MCI WorldCom will charge and Customer agrees to pay MCI WorldCom the amount of the Payphone Surcharge which is required to be paid by MCI WorldCom.

        (H)    Toll Free Numbers:

          (1)  TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by MCI WorldCom, and if provided, will be subject to additional charges as set forth below and MCI WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) * (ii) * of the total number of TOLL FREE numbers activated by MCI WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by MCI WorldCom on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request.

          (2)  Customer Request for Specific Numbers - * per individual TOLL FREE number reserved or assigned.

          (3)  Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from MCI WorldCom including, but not limited to, any remedy based on a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by MCI WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

        (I)    Enhanced Toll Free Services and Routing Options:    The following Toll Free identification services and routing options (collectively, "Enhanced Toll Free Services") are available from MCI WorldCom:

    IDENTIFICATION SERVICES:

            i.      Dialed Number Identification Service (DNIS)—identification of specific TOLL FREE number dialed.

            ii.    Real-Time ANI—receipt of telephone number of calling party.

    TOLL FREE ROUTING OPTIONS:

            i.      Message Referral—recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

            ii.    Call Area Selection—selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA, or NXX level).

            iii.    Call Distributor Routing—distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

            iv.    Route Completion (Overflow)—overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

            v.    Geographic Routing—termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

            vi.    Time-of-Day Routing—routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

            vii.  Day-of-Week Routing—routing of calls to single TOLL FREE number based on each day of the week.

            viii.  Day-of-Year Routing—routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

            ix.    Percent Allocation Routing—routing of calls for each originating routing group to two (2) or more terminating, locations based on customer-specified percentage.

          Customer will receive the Identification Services described above at no charge. The minutes of use rates for Toll Free Routing Options described above (in addition to the Toll Free Routing Option Feature Charges described below) will be the same rates for CLASSIC CARRIER 2000 ORIGINATION Service described herein excluding Route Completion (Overflow). The Toll Free Routing Option Feature Charges are as follows:

          Installation Charge:    * per feature; maximum of * per TOLL FREE number.

          Change Order Charge:    * per feature, maximum of * per TOLL FREE number.

          Monthly Recurring Charge:    * per feature; maximum of * per TOLL FREE number.

          Expedite Charge:    * (i.e., outside normal interval time of four (4) business days).

          Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

          (J)    RespOrg Services:    Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by MCI WorldCom will be provided by MCI WorldCom pursuant to MCI WorldCom's applicable tariffs (or the applicable tariffs of its affiliates).

II.    CLASSIC 2000 CARRIER ORIGINATION SERVICE CHARGES.

          (A)  For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges described below (i.e., both domestic and international).

          (B)  Rates Per Minute.

            (i)    INTERSTATE

*

            (ii)  INTERSTATE - Extended

*

            (iii)  INTRASTATE (NOT SUBJECT TO DISCOUNT).

*

            (iv)  CANADA (NOT SUBJECT TO DISCOUNT).

*

III.  DISCOUNTS.

        Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for CLASSIC 2000 ORIGINATION Service (the "Discount") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next level (or falls below a level).

*	*

IV.  CDR MEDIA.

        MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape or optical media formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of *, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CLASSIC 2000 CARRIER ORIGINATION Service as of the date shown below.

Ciera Network Systems, Inc.		WORLDCOM NETWORK SERVICES, INC.

Customer's Initials [Illegible]		MCI WorldCom's Initials P.M.C.
Date:	5/8/2000	Date:	5/11/00

ATTACHMENTS

    Schedule CL-A (Millennium) = SUPERSAVER LATAs
    Schedule CL-B (Millennium) = PREMIUM LATAs

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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MCI WORLDCOM NETWORK SERVICES, INC.

AMENDMENT NO. 1

        This Amendment No. 1 is made this 26 day of September, 2000, by and between Ciera Network Systems, Inc. ("Customer") and MCI WORLDCOM Network Services, Inc. (successor in interest to WorldCom Network Services, Inc.) ("MCI WorldCom"), to those certain Program Enrollment Terms (the "PET") and the applicable Attachment(s) (the "Attachment(s) to that certain Telecommunications Services Agreement, more particularly described as TSA # CNS-000524 made by and between Customer and MCI WorldCom and dated May 8, 2000 (the "TSA"). In the event of any conflict between the terms of the TSA, the Attachment(s), or the PET and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control. The TSA, the PET, the Attachment(s), and this Amendment No. 1 are collectively referred to as the "Agreement".

        Customer and MCI WorldCom agree for good and valuable consideration, intending legally to be bound, as follows:

        A.    SPECIAL RATES:    Commencing, and effective, on a date to be chosen by MCI WorldCom in its sole discretion, but within ten (10) business days after execution of this Amendment No. 1 by MCI WorldCom, and continuing through the end of the Service Term (including any extensions thereto), Subpart (xvii) of Subsection 9(A) of the PET will be replaced in its entirety with the following:

            (xvii)  CLASSIC 2000 CARRIER TERMINATION Service and CLASSIC 2000 END USER DEDICATED 1+ Service - Customer's rate per minute for calls from the 48 contiguous United States to Mexico will be:

        *

        B.    SPECIAL RATES:    Commencing, and effective, on a date to be chosen by MCI WorldCom in its sole discretion, but within ten (10) business days after execution of this Amendment No. 1 by MCI WorldCom, and continuing through the end of the Service Term (including any extensions thereto), the following Subpart (xx) will be added to Subsection 9(A) of the PET:

            (xx) CALLING CARD Service - Customer's rate per minute for Intrastate calls made within Texas will be *

        C.    OTHER TERMS AND CONDITIONS:    Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereto.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

        IN WITNESS WHEREOF, Customer and MCI WorldCom have entered into this Amendment No. 1 on the date first written above.

MCI WORLDCOM NETWORK SERVICES, INC.		CIERA NETWORK SYSTEMS, INC.
By:	By:	/s/ R. W. Livingston
(Signature)		(Signature)
Robert W. Livingston
(Print Name)		(Print Name)
CEO
(Title)		(Title)
9-26-2000
(Date)		(Date)

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

MCI WORLDCOM NETWORK SERVICES, INC.

AMENDMENT NO. 2

        This Amendment No. 2 ("Amendment No. 2") is made this 14th day of March, 2001, by and between Ciera Network Systems, Inc. ("Customer") and MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) ("MCI WorldCom"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA# CNS-000525 (the "TSA"), made by and between Customer and MCI WorldCom dated May 8, 2000, including that certain Amendment No. 1 dated September 26, 2000. In the event of any conflict between the terms of the TSA, the PET, Amendment No. 1 or any applicable Attachment and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall control. The TSA along with the PET, Amendment No. 1, all applicable Attachment(s), and this Amendment No. 2 shall collectively be referred to as the "Agreement". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein.

        In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.    SERVICE TERM.    As of March 1, 2001, the parties agree to substitute Section 1 of the PET to read in its entirety as follows:

          1.    SERVICE TERM.    This Agreement shall commence as of May 25, 2000 (the "Effective Date"), and shall continue for a period of forty-nine (49) months (the "Service Term"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party.

        2.    CUSTOMER'S MINIMUM REVENUE COMMITMENT.    As of March 1, 2001, the parties agree to substitute Section 5 of the PET to read in its entirety as follows:

          5.    CUSTOMER'S MINIMUM REVENUE COMMITMENT.    Commencing with the first day of the fourteenth (14th) billing period following the Effective Date (as determined under Section 1 above) and continuing through the end of the Service Term (including any extensions thereto) (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue (as defined in Section 2 above) of at least * ("Customer's Minimum Revenue Commitment").

        3.    OTHER TERMS AND CONDITIONS.    Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 on the date first written above.

	CIERA NETWORK SYSTEMS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
By:	/s/ Robert Livingston	By:	/s/ Peter M. Cassidy
	(Signature)		(Signature)
	Robert W. Livingston		Peter M. Cassidy
	(Print Name)		(Print Name)
	CEO		VP, Wholesale Services
	(Title)		(Title)
	3-14-2001		3/23/01
	(Date)		(Date)

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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MCI WORLDCOM NETWORK SERVICES, INC.

ATTACHMENT FOR CALLING CARD SERVICE

        This Attachment for CALLING CARD Service is made by and between Ciera Network Systems, Inc. ("Customer") and MCI WORLDCOM Network Services, Inc. ("MCI WorldCom") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET, the applicable Attachment(s) or the Tariff (as defined below), whichever is applicable. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI WorldCom will provide "CALLING CARD Service" which is accessed only by dialing the unique toll free access number * assigned by MCI WorldCom to Customer. With respect to International Origination CALLING CARD Service and applicable Star (*) Features, this Attachment incorporates by reference the terms of MCI Tariff FCC No. 1 (the "Tariff"), which may be modified from time to time by MCI WorldCom in accordance with law and thereby affect the Services furnished Customer hereunder, except that the terms and conditions contained in the TSA, the PET or this Attachment shall supplement or, to the extent inconsistent, supersede the Tariff terms and conditions. For purposes of this Attachment, references to "MCI FEATURE CARD Service (Option T)" or "Connections Card Service" will be deemed to refer to "CALLING CARD Service". * ACCESS NUMBER MAY BE provided by Customer.

I.    CALLING CARD SERVICE CHARGES.

          (A)  For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of (i) Customer's gross (i.e., prior to the application of discounts) measured and per call CALLING CARD Service charges described below (i.e., interstate, intrastate and international), (ii) Customer's Calling Card Service Surcharges described below, and (iii) Customer's Calling Card Feature Service charges described below. Further, for purposes of this Attachment, "U.S." refers to the 48 contiguous United States and "ECC" refers to Alaska, Hawaii, Puerto Rico and the United States Virgin Islands.

          (B)  Rates Per Minute.

            (i)    INTERSTATE

*

            (ii)  INTRASTATE (NOT SUBJECT TO DISCOUNT).

*

            (iii)  INTERNATIONAL TERMINATION (NOT SUBJECT TO DISCOUNT).

      SEE Schedule CC-A.

            (iv)  INTERNATIONAL ORIGINATION TERMINATING IN THE U.S. (NOT SUBJECT TO DISCOUNT).

      SEE Schedule CC-B.

            (v)  INTERNATIONAL ORIGINATION TERMINATING IN AN INTERNATIONAL LOCATION (NOT SUBJECT TO DISCOUNT).

      The rates will be the sum of (x) the applicable International Origination rates set forth on Schedule CC-A, and (y) the applicable International Termination rate set forth on Schedule CC-B.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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          (C)  Calls originating in an International Location will be billed in * increments and subject to a * charge. Calls utilizing Feature Services described in Section VII below will be billed in * increments and subject to a * minimum charge. All other calls will be billed in * increments and subject to an * minimum charge.

II.    CREDITS/DISCOUNTS.

          (A)  Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for CALLING CARD Service (the "Discount") will be determined under the Discount Schedule shown below *.

*

          (B)  *

III.  CALLING CARD SERVICE SURCHARGES.

          (A)  The following CALLING CARD Service surcharges shall be charged per call according to the following schedule:

*

IV.  FULFILLMENT.

        If Customer elects to use MCI WorldCom for fulfillment, Customer shall pay MCI WorldCom the fulfillment charges associated with Customer's usage of CALLING CARD Service, as determined by MCI WorldCom.

V.    SET UP CHARGES.

        Customer agrees to pay * for every instance of special branding (i.e., greeting and/or closing) requested by Customer in connection with CALLING CARD Service.

VI.  FRAUD DETECTION PROCEDURES.

        Customer shall be responsible for any and all fraud associated with its usage of CALLING CARD Service, except as set forth below:

          (1)  All calling card calls will be validated by MCI WorldCom to permit only those calls authorized or facilitated by Customer or legitimate card holders. MCI WorldCom will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and MCI WorldCom will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI WorldCom receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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          (2)  In addition, all CALLING CARD Service calls will be monitored by MCI WorldCom for misuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI WorldCom shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

          (3)  MCI WorldCom will not hold the Customer responsible for "Service Fraud" (as defined herein) associated with the unauthorized use of an MCI WorldCom CALLING CARD. For purposes of this Attachment, "Service Fraud" shall consist of unauthorized use of an MCI WorldCom CALLING CARD following the involuntary theft or loss of a card, which was not intentionally facilitated or authorized (either explicitly or implicitly) by Customer or an authorized user. Service Fraud often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI WorldCom shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or authorized (either explicitly or implicitly) by an authorized user.

        (4)  In the event MCI WorldCom is unable to contact Customer of suspected abuse of the CALLING CARD Service, in order to minimize potential abuse, MCI WorldCom may deactivate any calling card which has exceeded established fraud detection parameters or which MCI WorldCom has reason to believe is or may be used fraudulently. In such event MCI WorldCom will have no liability to Customer or any End User in connection with such deactivation or failure to deactivate such calling card.

VII. FEATURE SERVICES.

        (A)  Customer agrees to pay the charges set forth below with respect to the features shown ("Feature Services"):

            (i)    Operator Services

*

            (ii)  Directory Assistance

*

            (iii)  Voice News Network for calls within the U.S.: *

            (iv)  Conference Calling

*

*

            (v)  Flex Routing:

*

            (vi)  Message Store and Forward

*

            (vii) Broadcast Messages

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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            (viii)  Speed Dialing:

*

        (B)  The feature charges described in Subsection VII.(A) above will be subject to the following discounts *.

*

        (C)  *

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CALLING CARD Service as of the date shown below.

CIERA NETWORK SYSTEMS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
Customer's Initials /s/ [ILLEGIBLE]		MCI WorldCom's Initials:
Date:	9-26-2000	Date:

ATTACHMENTS:

  Schedule CC-A = International Termination Rates (U.S. to International locations)
  Schedule CC-B = International Origination Rates (International locations to U.S.)

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule CC-A

Calling Card International Termination Rates
US to International
* 5 pages

MCI WorldCom—PROPRIETARY
Not for use or disclosure outside MCI WorldCom
except under written agreement

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule CC-B

Calling Card International Origination Rate
International to US
* 3 pages

MCI WorldCom—PROPRIETARY
Not for use or disclosure outside MCI WorldCom
except under written agreement

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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MCI WORLDCOM NETWORK SERVICES, INC.
ATTACHMENT FOR UNIVERSAL INTERNATIONAL FREEPHONE NUMBER ("UIFN") SERVICE

        This Attachment for Universal International Freephone Number (UIFN) Service (the "UIFN Attachment") is made this 26 day of September, 2000, by and between MCI WORLDCOM Network Services, Inc. ("MCI WorldCom") and Ciera Network Systems, Inc. ("Customer") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA or the PET, as applicable. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        1.    UIFN SERVICES:

          (A)  During the UIFN Term (as described in Section 2 below) MCI WorldCom will provide (i) dedicated access universal international freephone number service ("DEDICATED UIFN") which is the (x) international origination of calls by MCI WorldCom and the termination of such calls to Customer's designated and MCI WorldCom approved Service Interconnection(s) in the 48 contiguous United States, or (y) international origination of calls by MCI WorldCom and the termination of such calls to an End User's domestic United States private branch exchange ("PBX") or other customer premise equipment located in the 48 contiguous United States, or (ii) switched access universal international freephone number service ("SWITCHED UIFN") which is the international origination of calls by MCI WorldCom and the termination of such calls to the 48 contiguous United States solely over facilities comprising the MCI WorldCom network. Subject to the provisions of this UIFN Attachment, all terms and conditions set forth in the TSA and the PET will apply, to the extent applicable, to DEDICATED UIFN and SWITCHED UIFN provided hereunder.

          (B)  In order to utilize DEDICATED ACCESS UIFN, one or more full time dedicated connections between (i) Customer's network in the 48 contiguous United States and the MCI WorldCom network at one or more MCI WorldCom designated locations ("MCI WorldCom POP"), or (ii) an End User's PBX or other customer premise equipment and the MCI WorldCom network at a MCI WorldCom POP must be established ("UIFN Interconnection(s)"). Each UIFN Interconnection shall be comprised of one or more DS-1 circuits. All provisions set forth in the PET relating to or referencing "Carrier Service Interconnections" or "Service Interconnections" shall be deemed to include UIFN Interconnections.

        2.    UIFN TERM:    The "UIFN Term" will commence as of 9-26-2000 (the "Effective Date") and will be coterminous with the Service Term described in the PET. At the end of the UIFN Term, the terms and conditions contained in this UIFN Attachment will remain in full force and effect until the earlier of (i) cancellation by either party upon at least thirty (30) days' prior written notice to the other party, or (ii) the cancellation or scheduled termination of the TSA.

        3.    UIFN RATES:    Commencing with the Effective Date and continuing through the end of the UIFN Term, Customer's UIFN rates for DEDICATED UIFN and SWITCHED UIFN will be the * level of applicable charges shown on Schedule UIFN-A attached hereto and incorporated herein by reference. [Note: If left blank, Customer's UIFN rates will be deemed to be the "Base UIFN Rates" shown on Schedule UIFN-A.]

        4.    ACCESSIBILITY/AVAILABILITY:    MCI WorldCom will provide UIFN Service subject to availability as determined solely by MCI WorldCom. Upon MCI WorldCom's receipt of a Service Order from Customer, MCI WorldCom will reserve and obtain for Customer a universal international freephone number (the "UIFN Number") from the International Telecommunications Union (ITU). Customer agrees to pay MCI WorldCom a nonrecurring fee of * per UIFN Number. MCI WorldCom will accept specific number requests, if available. The UIFN Number will be translated to a MCI

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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WorldCom designated 800 billing identification number. Customer acknowledges that each UIFN Number obtained for Customer must be activated within ninety (90) days from the date the UIFN Number is reserved with the UIFN Registrar. In the event a UIFN Number is not activated within such 90-day period, Customer acknowledges such UIFN Number may be canceled. MCI WorldCom reserves the right upon not less than ten (10) days' prior notice to terminate UIFN Service relative to any UIFN Number which does not generate at least sixty (60) minutes of traffic during any consecutive six (6) months.

        5.    START OF SERVICE:    Start of Service for (i) DEDICATED UIFN will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to DEDICATED UIFN, and (ii) SWITCHED UIFN will occur on an UIFN Number by UIFN Number basis concurrently with the activation of each UIFN Number.

        6.    LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

          (a)  DEDICATED UIFN: (i) origination is available from those countries shown on Schedule UIFN-B as such Schedule may be amended or modified from time to time by MCI WorldCom, and (ii) termination is available to locations in the 48 contiguous United States.

          (b)  SWITCHED ITFS: (i) origination is available from those countries shown on Schedule UIFN-A as such Schedule may be amended from time to time by MCI WorldCom, and (ii) termination is available to locations in the 48 contiguous United States.

        7.    CDR MEDIA.    MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of *, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

        *

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for UNIVERSAL INTERNATIONAL FREEPHONE NUMBER Service as of the date shown below.

MCI WORLDCOM NETWORK SERVICES, INC.	CIERA NETWORK SYSTEMS, INC.
MCI WorldCom's Initials	Customer's Initials	[ILLEGIBLE]
Date:	Date: 9-26-2000

ATTACHMENTS:

        Schedule UIFN-A = Universal International Freephone Number Service Rates

        Schedule UIFN-B = UIFN Countries

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Classic Millennium UIFN Rates
(UIFN rates are not discountable)

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Schedule B-UIFN Country Availability

UIFN COUNTRY	INT'L Access Code
Australia	0011
Belgium*	00
Denmark	00
France	00
Germany	00
Hong Kong	001
Ireland*	00
Israel*	00
Japan	0061, 001 or 0041
Korea (South)	001, 002
Malaysia*	00
Netherlands**	00
New Zealand	00
Norway	00
The Philippines*	00
Singapore*	001
Spain*	00
Sweden*	009
Switzerland	00
Taiwan**	002
Thailand*	001
United Kingdom	00

* These countries are ONLY available on Advanced Toll Free Service UIFN.
** These countries are ONLY available on Classic, Access Based Billing and Transcend UIFN.

All other countries are available on all products.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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QuickLinks

ADDENDUM FOR ASYNCHRONOUS TRANSFER MODE (ATM) SERVICE
MCI WORLDCOM NETWORK SERVICES, INC. TELECOMMUNICATIONS SERVICES AGREEMENT (Switched Services)
MCI WORLDCOM NETWORK SERVICES, INC. PROGRAM ENROLLMENT TERMS (Switched Services)
WORLDCOM NETWORK SERVICES, INC.
ATTACHMENT FOR CLASSIC 2000 SWITCHLESS/END USER DEDICATED SERVICES
WORLDCOM NETWORK SERVICES, INC.
Schedule CL-A Classic Millennium SuperSaver LATA's
Schedule CL-B Classic Millenium Premium LATA's
Schedule CL-C Classic Millennium International Rates
MCI WORLDCOM NETWORK SERVICES, INC. CLASSIC SWITCHED SERVICES
Schedule 1 Classic Millennium ITFS Rates
Schedule 1 Classic Millennium ITFS Rates
WORLDCOM NETWORK SERVICES, INC. ATTACHMENT FOR CLASSIC 2000 CARRIER ORIGINATION SERVICE
MCI WORLDCOM NETWORK SERVICES, INC.
AMENDMENT NO. 1
MCI WORLDCOM NETWORK SERVICES, INC.
AMENDMENT NO. 2
MCI WORLDCOM NETWORK SERVICES, INC.
ATTACHMENT FOR CALLING CARD SERVICE
Schedule CC-A
Schedule CC-B
MCI WORLDCOM NETWORK SERVICES, INC. ATTACHMENT FOR UNIVERSAL INTERNATIONAL FREEPHONE NUMBER ("UIFN") SERVICE
Classic Millennium UIFN Rates (UIFN rates are not discountable)
Schedule B-UIFN Country Availability